EXHIBIT 10.1

                          INVESTOR RELATIONS AGREEMENT

THIS AGREEMENT dated for reference the 6th day of March, 2000.

BETWEEN:

              AYOTTE MUSIC INC., a company amalgamated under the laws of the Province of Alberta, having its principal office at 2060 Pine Street, Vancouver, B.C., V6J 4P8

              (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

              MARKET STRATEGIES (USA)., a company incorporated under the laws of the State of New York, having an office address of 1472 Sandra Avenue, Endicott, NY 13760

              (hereinafter referred to as "Market Strategies")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is engaged in the business of Internet commerce and the manufacturing and distribution of drums and drum products (the "Business").

B The Company is an "exchange issuer" under the securities laws of the Province of British Columbia and the common shares of the Company are listed and posted for trading on the Canadian Venture Exchange (the "CDNX") under the trading symbol AYO and

C. Market Strategies is engaged in the business of providing marketing, promotional and investor relation services to listed companies and has agreed to provide such services to the Company on the terms and conditions set forth herein.

D. The Company has nominated Don Mazankowski to be its representative and contact person in dealings with Market Strategies, and Market Strategies has nominated Duncan McKay to be its representative and contact person in dealings with the Company.

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NOW THEREFORE THIS AGREEMENT  WITNESSETH that in  consideration  of the premises and of the mutual covenants and agreements herein set forth, the parties covenant and agree as follows:

1.   INTERPRETATION

This Agreement and all matters arising hereunder will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement will be referred to the Courts of the Province of British Columbia.

2.   ENGAGEMENT

The Company hereby engages Market Strategies to provide investor relations and marketing services to the Company including, but not limited to, the following:

a) contacting persons registered to trade in securities pursuant to the provisions of the Securities Act or of the securities legislation of the jurisdiction where such persons reside and informing them of the particulars of the development of the Company's projects and business, and the potential of the Company's shares as an investment;

b) assisting the Company's Board of Directors in coordinating any advertising and other public relations program being implemented by the Company;

c) acting in a liaison capacity between the directors and senior officers of the Company, the persons referred to in Section 2(a) and the shareholders of the Company;

d)   assisting  in  identifying  and  reviewing  possible  acquisitions,   joint
     ventures or partnership opportunities for the development of the Company's business;

e) circulating to the persons referred to in Section 2(a) such as the quarterly reports and other material financial or information documentation as may be reasonably requested by such persons;

f) using its expertise, contacts and resources to generally increase the value of the Company through expansion into new business opportunities; and

g) such other services as may be agreed upon by the Company's Board of Directors and Market Strategies, including assistance in arranging desired equity financing from time to time.

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TERM

a) Subject to prior termination in accordance with Section 9, this Agreement will be effective January 21, 2000 and will remain in full force and effect for a one year period up to and including the close of business on January 21, 2001; and

b) If the Company wishes to engage Market Strategies after the term of this Agreement has expired, all work performed will be completed on a month to month basis.

3.   REMUNERATION

In consideration of Market Strategies having rendered services to the Company, the Company will pay to Market Strategies a fee to be satisfied on the Company issuing 500,000 common shares upon the execution of this Agreement. All shares issued to Market Strategies will be subject to such hold periods as may be imposed by applicable securities laws or the policies of the CDNX, and the issuance of such shares will in all circumstances be subject to the prior approval of the CDNX, which the Company agrees to diligently seek to obtain, but which the Company does not represent or warrant will be granted in a timely manner or at all.

4.   EXPENSES

a)   The  Company   will  pay  Market   Strategies   reasonable   expenses   and
     disbursements in connection with the performance of Market Strategies duties hereunder, only upon prior approval the Company.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby presents and warrants to Market Strategies that:

a) The Company is a duly amalgamated company pursuant to the provisions of the Business Corporations Act (Alberta) and is in good standing in the office of the Corporations branch in the Province of Alberta with respect to the filing of annual returns.

b) The common shares in the capital of the Company are listed and posted for trading on the CDNX.

c) The Company is not in default of any of the terms and conditions of the listing agreement made between the Company and the CDNX and, to the best of the Company's knowledge, information and belief, the Company has complied with all of the rules and policies of the CDNX.

d) The Company is an "exchange issuer" under the securities laws of the Provinces of Alberta and British Columbia.


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e)   To the best of the Company's knowledge, information and belief, the Company has complied with the continuous disclosure requirements of the securities laws of the Provinces of Alberta and British Columbia.

f) The execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of the Company.

6.   REPRESENTATIONS AND WARRANTIES OF MARKET STRATEGIES

Market Strategies hereby represents and warrants to the Company that:

a) Market Strategies is duly incorporated pursuant to the laws of the State of New York;

b) the execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of Market Strategies; and

c) Market Strategies is not registered in accordance with the securities laws of British Columbia or Alberta to trade in securities nor to act as an advisor to such actions.

7.   COVENANTS OF THE COMPANY

The Company hereby covenants and agrees with Market Strategies that:

a) during the term of this Agreement, the Company will promptly advise Market Strategies of:

         (i)      any material change in the business or affairs of the Company;

         (ii) any cease trade order or trading halt made or imposed upon the Company, any of the directors, senior officers or insiders of the Company by any commission, exchange, governmental or self-regulatory body having jurisdiction over the Company and its affairs.

b) the Company will advise its directors, senior officers and senior employees not to disclose to Market Strategies any confidential information pertaining to the Company's business and affairs until the Company has complied with any applicable continuous disclosure requirements in force.

8.   COVENANTS OF MARKET STRATEGIES

Market Strategies covenants and agrees with the Company that:

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a)   in performing their duties hereunder,  they will comply with all applicable securities legislation and regulations;

b) no use may be made of confidential Information relating to the Company's business and affairs until the Company has complied with the continuous disclosure requirements applicable to them;

c) Market Strategies will not disclose the private affairs of the Company or any secrets of the Company to any persons other than the Board of Directors of the Company or as may be required by the laws of Canada or any province therein;

d) Market Strategies will act in the best interests of the Company and will not make any misrepresentations whatsoever with respect to the Company's business and affairs; and

e) Market Strategies will provide any documentation that it intends to forward to potential or existing shareholders to the Company for its review and approval prior to distribution.

9.   TERMINATION OF AGREEMENT

a) This Agreement will terminate on the earlier of January 21, 2001 or upon a date which is thirty (30) days after either the Company or Market Strategies give written notice to the other party that no termination of this Agreement shall operate to relieve either party of any obligation on the part of that party which arose before the date of notice of termination.

10.  RETURN OF MATERIALS

Upon the expiration of the term of this Agreement or earlier termination of this Agreement in accordance with Section 10 hereof, Market Strategies will return to the Company all materials in their possession which have been delivered to them by the Company.

11.  GENERAL

a)   Time of Essence

Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

b)   Enurement

This  Agreement  will enure to the  benefit of and be binding  upon the  parties
hereto  and  their  respective  heirs,   executors,   administrators,   personal
representatives, successors and assigns.

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c)   Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all previous expectations, understandings, communications, representations and agreements, whether verbal or written between the parties with respect to the subject matter hereof.

d)   Further Assurances

Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

e)   Notices

All notices, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if delivered by hand or mailed, postage prepaid, addressed to the parties at their addresses first set forth above or to such other address as may be given in writing by the Company or the Consultant and will be deemed to have been received, if delivered on the date of delivery and if mailed as aforesaid within Canada, then on the fifth business day following the posting thereof provided that if there will be, between the time of mailing, and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice will only be effective if actually delivered.

f)   Severability of Clauses

In the event that any provisions of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

g)   Assignment

This Agreement will not be assignable by either of the parties hereto.

h)       Execution by Facsimile and in Counterpart

This Agreement may be executed by facsimile and in counterpart, and of which such facsimile copies and counterparts, notwithstanding the date or dates upon which this Agreement is executed and delivered by any of the parties, shall collectively be deemed to be an original and will constitute one and the same agreement, effective as of the reference date given above.

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IN WITNESS WHEREOF, the parties hereto have hereunder executed this Agreement as of the day and year first above written.

AYOTTE MUSIC INC.

     /s/   Louis Eisman
-----------------------------
Authorized Signatory

MARKET STRATEGIES (USA)

    /s/    Duncan McKay
-----------------------------
Authorized Signatory

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